Exhibit 1


                            AGREEMENT OF JOINT FILING

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13D and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, $0.001 par value per share, of Allegiant Travel Company, a Nevada corporation. The undersigned hereby further agree that this statement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.


Dated: December __, 2006                ComVest Allegiant Holdings, LLC

                                                By: ComVest II Partners LLC, its
                                                    managing member


                                                By: /s/ Michael S. Falk
                                                    ----------------------------
                                                Name:   Michael S. Falk
                                                Title:  Managing Member


Dated:  December __, 2006               ComVest II Partners, LLC


                                        By: /s/ Michael S. Falk
                                            ------------------------------------
                                        Name:   Michael S. Falk
                                        Title:  Managing Member


Dated:  December __, 2006               ComVest Group Holdings, LLC


                                        By: /s/ Michael S. Falk
                                        ----------------------------------------
                                        Name:   Michael S. Falk
                                        Title:  Chairman and Managing Member


Dated:  December __, 2006               /s/ Michael S. Falk
                                        ----------------------------------------
                                        Michael S. Falk, individually


Dated:  December __, 2006               /s/ Robert L. Priddy
                                        ----------------------------------------
                                        Robert L. Priddy, individually